UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2005

SAVE THE WORLD AIR, INC.

(Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	0-29185 (Commission File Number)	52-2088326 (IRS Employer Identification No.)

5125 Lankershim Boulevard, North Hollywood, California 91601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 487-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     Attached as Exhibit 99.1 hereto is the press release issued on March 2, 2005 by Save the World Air, Inc., regarding the grant of the company’s United States Patent Application No. 10/275946 by the United States Patent and Trademark Office.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued by Save the World Air, Inc. on March 2, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2005	SAVE THE WORLD AIR, INC.
	By:	/s/ Eugene E. Eichler
Eugene E. Eichler
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press release issued by Save the World Air, Inc. on March 2, 2005